Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), is made and entered into as of March [__], 2021, by and among Theralink Technologies, Inc., a Nevada corporation (the “Company”) and each undersigned shareholder set forth on the signature page hereto (the “Shareholder”, and all together with the Company, the “Parties” and each, a “Party”).

RECITALS

WHEREAS, the Company has agreed, upon the terms and subject to the conditions of a subscription agreement by and between the Company and the Shareholder, dated the date hereof (the “Subscription Agreement”), to sell to the Shareholder such number of shares of common stock of the Company, $0.0001 par value (the “Common Stock”) as set forth in the Subscription Agreement in in a private placement offering of up to $4,000,000, or 887,524,804 shares of Common Stock (the “Offering”);

WHEREAS, in connection with the consummation of the transactions contemplated by the Subscription Agreement, the Parties desire to enter into this Agreement in order to grant certain registration rights to the Shareholder as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the Parties agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Board” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or a day on which banking institutions in New York, New York are required or authorized by Law to be closed.

“Commission” means the United States Securities and Exchange Commission and any successor agency.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act, including the rules promulgated thereunder.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means the Shares; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities has been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities may be sold without manner of sale, volume or other restriction pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) such Registrable Securities cease to be outstanding.

“Registration Statement” means any registration statement of the Company, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated under the Securities Act, and any interpretations or guidance of the Commission related thereto.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” shall have the meaning set forth in the Subscription Agreement.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Piggyback Registration.

(a) If, at any time during the six (6) months immediately following the issuance of the Shares, the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8, each as promulgated under the Securities Act, or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to the Shareholder a written notice of such determination at least thirty (30) days prior to the anticipated filing of any such Registration Statement, which such Registration Statement shall, subject to Section 2.3, include all of the Registrable Securities issued as of the date thereof (subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act), excluding any such Registrable Securities previously registered pursuant to this Section 2.1, for resale and offer on a continuous basis pursuant to Rule 415 (each, a “Piggyback Registration”); provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, (iii) each holder of Registrable Securities is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains, and (iv) each holder of Registrable Securities or assignee or successor in interest is subject to all applicable laws relating to insider trading or similar restrictions.

(b) If pursuant to the limitations under Rule 415, the Company is required to reduce the number of Registrable Securities included in a Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Registration Statement on a pro rata basis with all other Common Stock required to be registered under the Offering, and the Company shall file one or more new Registration Statements in accordance with Rule 415 until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the Prospectus contained therein is available for use by the Shareholder. Notwithstanding any provision herein or in the Subscription Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Investor’s obligations) shall be qualified as necessary to comport with any requirements of Rule 415 or the Commission as addressed in this Section 2.1(b).

Section 2.2 Registration Procedures. In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall, as expeditiously as possible:

(a) before filing with the Commission a Registration Statement or Prospectus thereto with respect to the Registrable Securities and any amendments or supplements thereto, at the Company’s expense, furnish to counsel to the Shareholder copies of all such documents (other than documents that are incorporated by reference) proposed to be filed and such other documents reasonably requested by the and provide a reasonable opportunity for review and comment on such documents by counsel to the Shareholder;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and as may be necessary to keep such Registration Statement effective;

(c) furnish to the Shareholder selling Registrable Securities such numbers of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus and any amendments or supplements thereto) and any exhibits filed therewith or documents incorporated by reference therein as the Shareholder may reasonably request to facilitate the disposition of such Registrable Securities;

(d) use all reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdiction within the United States as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the Registration Statement ; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not be required to qualify but for the requirements of this paragraph (d); provided, further, that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that the Shareholder submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless the Shareholder agrees to do so;

(e) use all reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable the Shareholder to consummate the disposition of such Registrable Securities;

(f) promptly notify the Shareholder at any time when a Prospectus relating to the sale of Registrable Securities is required to be delivered under the Securities Act of the happening of any event, as a result of which the Prospectus included in such Registration Statement , as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of the Shareholder promptly prepare and furnish to the Shareholder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g) to the extent any registration pursuant to Section 2.1 is by means of an underwritten offering, enter into customary agreements (including, if the method of distribution is by means of an underwriting, an underwriting agreement in customary form);

(h) provide a transfer agent and registrar for all Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

(i) notify the Shareholder, promptly after it shall receive notice thereof, of the time when such Registration Statement , or any post-effective amendments to the Registration Statement , shall have become effective, or a supplement to any Prospectus forming part of such Registration Statement has been filed;

(j) respond as soon as reasonably practicable to any and all comments received from the Commission or the staff of the Commission with a view towards causing such Registration Statement or any amendment thereto to be declared effective by the Commission as soon as reasonably practicable;

(k) advise the Shareholder promptly after it shall receive notice or obtain knowledge thereof, of (i) the issuance of any stop order, injunction or other order or requirement by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose, (ii) the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation or threat of initiation of any proceedings for that purpose and (iii) the removal of any such stop order, injunction or other order or requirement or proceeding or the lifting of any such suspension; and

(l) within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby).

Section 2.3 Conditions to Registration. The Shareholder acknowledges that other outstanding shares of the Company’s Common Stock, and shares of Common Stock underlying other securities of the Company are subject to registration rights, and the rights granted hereunder are subject to such rights existing on the date hereof. The Shareholder further acknowledges that the filing of any Registration Statement, and the inclusion of Registrable Securities thereunder may require the consent of one or more holders of the Company’s securities. The Company agrees to make commercially reasonable efforts to obtain such consents necessary to register Registrable Securities held by the Shareholder. In the event that such consents are not obtained, the Company agrees to file one or more new Registration Statements in accordance with Rule 415 until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the Prospectus contained therein is available for use by the Investor.

Section 2.4 Furnish Information. The Shareholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the registration of the Registrable Securities.

Section 2.5 Expenses of Registration. All expenses incurred in connection with each Registration Statement pursuant to this Agreement, excluding underwriters’ discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees, stock exchange fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws and the fees and disbursements of counsel for the Company shall be paid by the Company.

Section 2.6 Underwriting Requirements. In connection with any underwritten offering pursuant to Section 2.1, the Company shall not be required to include shares of Registrable Securities in such underwritten offering unless the holder of such shares of Registrable Securities accept the terms of the underwriting of such offering that have been agreed upon between the Company and the underwriters and such holder of Registrable Securities complete and execute all questionnaires, powers of attorney, indemnities and other documents required under the terms of such underwriting agreement; provided, that no Shareholder selling Registrable Securities in any such underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding the Shareholder, the Shareholder’s ownership of Registrable Securities to be sold in the offering, the Shareholder’s intended method of distribution and any other representation required by law). If the Shareholder selling Registrable Securities in any such underwritten registration disapproves of the terms of such underwriting, then the Shareholder may elect to withdraw therefrom by delivering written notice to the Company and the managing underwriter, which notice must be delivered no later than the date immediately preceding the date on which the underwriters price such offering.

Section 2.7 Covenants Relating to Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the Shareholder’s sale of the Registrable Securities to the public without registration, the Company agrees, so long as the Shareholder owns any Registrable Securities, to:

(a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act; and

(c) furnish, unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system, to the Shareholder forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company, and (ii) such other reports and documents of the Company so filed with the Commission (other than comment letters and other correspondence between the Company and the Commission or its staff) as the Shareholder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Shareholder to sell any such securities without registration.

Section 2.8 Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) The Company shall indemnify, defend and hold harmless the Shareholder, the Shareholder’s directors and officers, each person who participates in the offering of such Registrable Securities, and each person, if any, who controls the Shareholder or participating person within the meaning of the Securities Act, against any losses, claims, damages, liabilities, expenses or actions, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such Registration Statement on the effective date thereof (including any Prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Shareholder, the Shareholder’s directors and officers, such participating person or controlling person for any documented legal or other expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them) in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the reasonable consent of the Company; provided, further, that the Company shall not be liable to the Shareholder, the Shareholder’s directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such Registration Statement, preliminary Prospectus, final Prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use therein, by the Shareholder, the Shareholder’s directors and officers, participating person or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any the Shareholder, the Shareholder’s directors and officers, participating person or controlling person, and shall survive the transfer of such securities by the Shareholder.

(b) The Shareholder, upon the inclusion of Registrable Securities in a registration being effected, shall indemnify, defend and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent for the Company against any losses, claims, damages, liabilities, expenses or actions to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement on the effective date thereof (including any Prospectus filed under Rule 424 under the Securities Act or any amendments on supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of the Shareholder expressly for use therein; and the Shareholder shall reimburse any documented legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or agent (but not in excess of expenses incurred in respect of one counsel for all of them) in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, expense or action if such settlement is effected without the reasonable consent of the Shareholder; provided, further, that the liability of the Shareholder hereunder shall be limited to the proportion of any such loss, claim, damage, liability, expense or action which is equal to the proportion that the net proceeds from the sale of the shares sold by the Shareholder under such Registration Statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by the Shareholder (after the deduction of all underwriters’ discounts and commissions and all other expenses paid by the Shareholder in connection with such registration) from the sale of Registrable Securities covered by such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, the Company’s directors and officers, participating person or controlling person, and shall survive the transfer of such securities by the Shareholder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to those available to such indemnifying party, (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel or (iii) in the reasonable opinion of such indemnified party representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, in which case the indemnified party shall be reimbursed by the indemnifying party for the reasonable expenses incurred in connection with retaining separate legal counsel); provided, however, that an indemnified party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity contained in this Section 2.8, unless (and only to the extent) the indemnifying party was prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability which it may have to such indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any claim or pending or threatened proceeding in respect of which the indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such claim or proceeding.

(d) (i) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, expenses or actions referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act,) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(iii) The liability of the Shareholder in respect of any contribution obligation of the Shareholder under this Agreement with respect to a particular registration shall not exceed the net proceeds (after the deduction of all underwriters’ discounts and commissions and all other expenses paid by the Shareholder in connection with such registration) received by the Shareholder from the sale of the Registrable Securities covered by such Registration Statement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. The Company represents and warrants to the Shareholder as follows:

(a) the Company has the requisite corporate power and authority to execute, deliver and perform this Agreement;

(b) this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except that (i) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium or other laws, now or hereafter in effect relating to or limiting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief and certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and

(c) the execution, delivery and performance of this Agreement by the Company do not violate or conflict with or constitute a default under the Company’s certificate of incorporation or bylaws.

Section 3.2 Representations and Warranties of the Shareholder. The Shareholder represents and warrants to the Company as follows:

(a) the Shareholder has the requisite power and authority (whether corporate or otherwise) to execute, deliver and perform this Agreement;

(b) this Agreement has been duly and validly authorized, executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable in accordance with its terms, except that (i) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect relating to or limiting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief and certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and

(c) as of the date of this Agreement, the Shareholder does not own any securities of the Company other than the Company’s Common Stock received pursuant to the Purchase Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Interpretation.

(a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(b) In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(c) The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include the Person’s successors and permitted assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (iv) all references herein to Articles and Sections shall be construed to refer to Articles and Sections of this Agreement.

Section 4.2 Amendments. No amendment, modification or waiver in respect of this Agreement shall be effective unless it shall be in writing and signed by the Company and the Shareholder.

Section 4.3 Assignment. Except where otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall not be assignable or transferable by the parties hereto (except by operation of law in connection with a merger, or pursuant sale of substantially all the assets, of a party hereto) without the prior written consent of the Company, in the case of the Shareholder, or the Shareholder, in the case of the Company. Any attempted assignment in violation of this Section 4.3 shall be void.

Section 4.4 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

Section 4.5 Notices.

(a) All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to the Company:	Theralink Technologies, Inc.
15000 W. 6th Ave., #400
Golden, CO 80402
Phone: 720-420-0074
E-mail: mick@theralink.com
Attention: Mick Ruxin, M.D., Chief Executive Officer

with a copy to (which shall not	K&L Gates, LLP
constitute notice to the Company):	200 South Biscayne Blvd.
Suite 3900
Miami, FL 33131
Attention: Clayton E. Parker
Fax No:
Email: clayton.parker@klgates.com

If to the Shareholder:
at such address as set forth on the signature page to the Subscription Agreement

(b) Any party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this Section 4.5.

Section 4.6 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by electronic transmission, including by email attachment, shall be considered original executed counterparts for purposes of this Agreement.

Section 4.7 Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other Persons or circumstances.

Section 4.8 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the laws of the state of Colorado, without giving effect to any choice of law or conflict of law provision or rule. The parties hereby irrevocably (i) submit themselves to the non-exclusive jurisdiction of the state and federal courts sitting in Golden, Colorado, and (ii) waive the right and hereby agree not to assert by way of motion, as a defense or otherwise in any action, suit or proceeding brought in any such court, any claim that it is not subject to the jurisdiction of such court, that such action, suit or proceeding is brought in an inconvenient forum or that the venue of such action, suit or proceeding is improper.

(b) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT

Section 4.9 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

Section 4.10 Termination. The provisions of this Agreement shall terminate as to a particular Shareholder at such time as the Shareholder no longer holds any Registrable Securities.

Section 4.11 Change in Law. In the event any law, rule or regulation comes into force or effect which conflicts with the terms and conditions of this Agreement, the parties shall negotiate in good faith to revise this Agreement to achieve the parties’ intention set forth herein.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.

THE COMPANY:	THERALINK TECHNOLOGIES, INC.

By:
	Name:	Mick Ruxin, M.D.
	Title:	Chief Executive Officer

SHAREHOLDER: